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                               BAILMENT AGREEMENT

         This Bailment Agreement is entered into by RMS TITANIC, INC., A Florida corporation (the "Pledgor"), CRE-CO FINANZ GMBH, a German company (the "Pledgee"), and Allan H. Carlin, Esq. (the "Bailee")

                               W I T N E S S E T H:

         WHEREAS, the Pledgor and the Pledgee have entered into a certain a Pledge Agreement of even date herewith for the purpose of granting a security interest to the Pledgee in connection with a certain agreement of even date between the Pledgor and the Pledgee regarding the exhibition by the Pledgee of artifacts recovered by the Pledgor from the wreck site of the vessel known as the RMS Titanic.

         WHEREAS, the Pledgor and the Pledgee desire to deposit the Collateral, as defined in the Pledge Agreement (the "Collateral"), with the Bailee for safekeeping and delivery in accordance with the terms of the Pledge Agreement; and

         WHEREAS, pursuant to paragraph "1" of the Pledge Agreement, the Pledgor has simultaneously herewith delivered to the Bailee the Collateral, receipt of which is hereby acknowledged by the Bailee.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties agree as follows:

         1. Bailee shall hold the Collateral in escrow upon the terms and conditions set forth in this Escrow Agreement and the Pledge Agreement.

         2. Bailee shall deliver all of the Collateral to the Pledgee in the following circumstances:

              (a) if the Pledgor and Pledgee shall jointly instruct the Bailee in writing;

              (b) upon demand of the Pledgee, the Collateral shall be released to the Pledgee promptly upon delivery to the Bailee of an affidavit executed by the Pledgee or the Pledgee's counsel attesting to the fact that the Pledgor is in default under the terms of the Pledge Agreement, and such default has not been cured in a timely manner, unless, within ten (10) days of delivery to the Pledgor of notice of such demand, together with a copy of such affidavit, the Pledgor delivers to the Bailee an affidavit objecting to the release of the Collateral to the Pledgee, attesting to the fact that the Pledgor is not in default under the terms of the Pledge Agreement or that any such default has been cured on a timely basis. The Pledgee shall be
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              obligated to provide notice, as described above, to the Pledgor and to furnish the Bailee with proof of delivery thereof. Should the Pledgor object to the delivery of the Collateral to the Pledgee, the Pledgor shall furnish the Pledgee with notice of such objection, together with a copy of the affidavit so attesting, simultaneously with providing the Bailee with notice thereof;

         3. In the event that either party objects to the delivery of the Collateral by the Bailee through the assertion of an objection in accordance with subparagraph (b) of paragraph "2" hereof, the Bailee, in its sole and absolute discretion, may elect:

              (a) to continue to hold the Collateral indefinitely until Bailee receives (i) a written agreement of the Pledgor and the Pledgee or
              (ii) a final non-appealable court order directing the delivery of the Collateral, in which event Bailee shall release the Collateral in accordance with such agreement or order; and/or

              (b) to take any and all such actions as Bailee deems necessary or desirable, in its sole and absolute discretion, to discharge and terminate its duties under this Agreement, including (but not limited to) bringing of any action of interpleader or any other proceeding

In the event of any dispute whatsoever among the parties (whether or not litigation is commenced, or Bailee is named as, or becomes a party to any litigation) with respect to disposition of the Collateral or arising out of this Escrow Agreement, Bailee shall have the right to engage counsel.

          4. Upon delivery of the Collateral pursuant to paragraphs 2 or 3 hereof, the Bailee shall be relieved of all liability, responsibility or obligation with respect to or arising out of this Agreement.

         5. All fees of the Bailee for his services hereunder shall be the sole responsibility of the Pledgor. Notwithstanding the foregoing, the Pledgor and the Pledgee jointly and severally agree to indemnify Bailee and to hold Bailee harmless from any loss, liability and expense incurred without willful malfeasance or bad faith on the part of Bailee arising out of or in connection with the acceptance or administration by Bailee of its duties under this Agreement, including any fees, costs and expenses of defending itself against any claims of liability hereunder.

         6. Bailee shall not have duties or responsibilities except those set forth herein, which the parties agree are ministerial in nature. Except for Bailee's acts of bad faith: (a) Bailee shall have no liability of any kind whatsoever for the performance of any duties

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imposed upon Bailee under this Bailment; (b) Bailee may rely and/or act upon any instrument or document believed by Bailee to be genuine and to be executed and/or delivered by the proper person. Any acts or omission by the Bailee in reliance upon the advice of outside counsel shall be deemed not in bad faith.

         7. Any consent, notice, or other communication required or contemplated by this Bailment Agreement shall be in writing (including telegraphic, telex, and facsimile transmissions) and shall be deemed given if delivered to the addressee in person (and receipted on a copy of such notice) or transmitted, or mailed by certified or registered air mail, return receipt requested, as follows:

                   (a)    If to the Pledgor:
                          RMS Titanic, Inc.
                          17 Battery Place
                          Suite 203
                          New York, New York 10004
                          Attention: George Tulloch, President

                   (b)    If to the Pledgee:

                          Cre - Co Finanz GmbH
                          Ratinger Strasse 23
                          4000 Dusseldorf 1
                          Germany
                          Attention: Reinhard Esser, President

                   (c)    If to the Bailee:

                          Allan H. Carlin
                          110 East 59th Street
                          New York, New York 10022

All such notices and communications shall be effective upon the delivery thereof or via telegraph, telex or facsimile, or if mailed, five (5) business days after the deposit thereof in the mails. Any party may change their respective addresses by giving notice as herein provided.

         8. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement. All prior or contemporaneous understandings and agreements concerning the subject matter of this Agreement shall be deemed merged into this Agreement which alone expresses the entire Agreement of the parties. No amendment of this Agreement shall be valid unless made by an instrument executed by the party to be charged. This Agreement shall bind and inure to the benefit of the parties, their heirs, legal representatives and permitted assigns.

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         9. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, USA, without recourse to its conflict of laws principles. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor, Pledgee and Bailee hereby accept for themselves respectively and in respect of their respective property, generally and unconditionally, the jurisdiction of the aforesaid courts. Pledgor, Pledgee, and Bailee hereby irrevocably waive, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, and (iii) the right to interpose any set off, non-compulsory counterclaim or cross-claim.

         10. If any provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement which can be given effect without such invalid or unenforceable provision shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

         11. The waiver by any party hereto of any breach or violation of any provision of this Agreement shall not operate or be construed as a waive of any subsequent breach.

         12. Nothing in this Agreement is intended to create, nor shall anything herein be construed or interpreted as creating, an agency, a partnership, a joint venture or any other relationship between the Pledgor and the Pledgee, except as expressly set forth herein, and both parties understand that, except as expressly agreed to herein, each shall be responsible for its own separate debts, obligations and other liabilities.

         13. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same document.

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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its representatives thereunto duly authorized on the day and year set forth across from its representative's signature.

                                       RMS TITANIC, INC.

Dated: April 15, 1996                  By:/s/
                                          -------------------------------------
                                          Pledgor

                                       CRE - CO FINANZ GmbH

Dated: April 15, 1996                  By:/s/
                                          -------------------------------------
                                          Pledgee

Dated: April 15, 1996                  /s/ Allan H. Carlin
                                       ----------------------------------------
                                       Allan H. Carlin, Bailee

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